Exhibit 10.47

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
Amendment No. 1
to the
A320 Family Aircraft Purchase Agreement
made of July 20, 2011
between
AIRBUS S.A.S.
and
AMERICAN AIRLINES, INC.
This Amendment No. 1 to the A320 Family Aircraft Purchase Agreement made July 20, 2011 (hereinafter referred to as the “Amendment”), is entered into as of January 11, 2013, by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, United States of America (the “Buyer”).
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into an Airbus A320 Aircraft Family Purchase Agreement, made July 20, 2011 which, together with all Exhibits, Appendices and Letter Agreements attached thereto, is hereinafter called the “Agreement.”
WHEREAS, the Buyer and the Seller wish to modify certain provisions of the Agreement as set forth in this Amendment.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1    DEFINITIONS
Clause 0 to the Agreement is amended to modify the following defined term as set forth between the words “QUOTE” and “UNQUOTE”:
QUOTE
Delivery Location –the facilities of the Seller at the location of final assembly of the Aircraft, which will be located in Hamburg, Germany, Toulouse, France, Mobile, Alabama or another location mutually agreed by the Buyer and the Seller in writing.
UNQUOTE

2    SCHEDULE I
Schedule I to the Agreement is deleted in its entirety and replaced with the Schedule I attached hereto in Appendix I which reflects (i) the addition of a unique identification number (the “CAC ID No.”) corresponding to each Aircraft, (ii) Scheduled Delivery Months that have been notified by the Seller to the Buyer as of the date of this Amendment and (iii) [****]

3    ENGINE SELECTION
Clause 2.4.7 of the Agreement is deleted in its entirety and replaced by the following quoted text:
QUOTE
2.4.7 The Buyer will notify the Seller of its choice of:
    (i)    A319 Propulsion System, A320 Propulsion System and A321 Propulsion System by November 30, 2011, and
    (ii)    A319 NEO Propulsion System, A320 NEO Propulsion System and A321 NEO Propulsion System by January 31, 2013.
UNQUOTE

4    CHAPTER 11 CASES

4.1    The Seller acknowledges that the Buyer is a debtor in possession under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the cases styled “In re AMR Corporation, et al.” pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), case no. 11-15643 (SHL) (Jointly Administered) (the “Chapter 11 Cases”). The Buyer, and certain of its debtor affiliates, commenced the Chapter 11 Cases on November 29, 2011 (the “Commencement Date”).
The Seller agrees that notwithstanding the date this Amendment is executed, this Amendment does not constitute an assumption of the Agreement or entry into a new postpetition agreement unless and until the Bankruptcy Court enters an order approving assumption of the Agreement (as amended hereby) (the “Assumption Order”). Accordingly, notwithstanding anything to the contrary set forth in this Amendment, the parties agree that the Agreement (as amended hereby) will only be deemed assumed, pursuant to section 365 of the Bankruptcy Code, on the first date upon which the Assumption Order has been entered on the docket of the Bankruptcy Court and the Assumption Order is in full force and effect and is not, in any way, stayed as to its effectiveness, including by order of the Bankruptcy Court or otherwise (the “Assumption Date”).
The Buyer agrees to provide to the Seller a draft of the motion to assume the Agreement (as amended hereby) and related proposed form of the Assumption Order no later than three (3) days prior to the Buyer’s intended filing thereof with the Bankruptcy Court, and the Buyer further agrees that the motion and form of the Assumption Order will be in form and substance reasonably satisfactory to the Seller.
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.2    The Buyer hereby represents and warrants to the Seller that, [****]
The Buyer covenants and agrees with the Seller that [****]
[****]
[****]
[****]
[****]

4.3    As of the Assumption Date, the Seller [****]

5    EFFECT OF THE AMENDMENT

5.1    Except for the provisions of Clauses 4, 5, 6, 7, and 8 of this Amendment that are effective, binding, and enforceable upon execution by the parties of this Amendment, all rights, obligations, and agreements of the parties set forth herein will become effective, binding, and enforceable on the Assumption Date.

5.2    The Agreement, as amended by this Amendment as of the Assumption Date, contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

5.3    The Agreement, as of the Assumption Date, will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    CONFIDENTIALITY
Each of the Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, each of the Seller and the Buyer agrees that such terms and conditions may be disclosed without such prior written consent to (i) the Official Committee of Unsecured Creditors (excluding Boeing Capital Corporation) and/or its professional advisors retained in the Chapter 11 Cases in accordance with the terms of the Stipulated Protective Order Pursuant to Sections 105(a) and 107(b) of the Bankruptcy Code and Bankruptcy Rule 9018 Establishing Procedures for the Protection of Confidential Information Provided by the Debtors to the Official Committee of Unsecured Creditors entered by the Bankruptcy Court on January 27, 2012 [Docket No. 891], (ii) the Bankruptcy Court, (iii) counsel and advisors for the Ad Hoc Group of AMR Corporation Creditors identified in that certain “Motion for Approval of ‘Fee Letter’ to Pay Certain Work Fees and Expenses of Professionals Employed by the Ad Hoc Group of AMR Corporation Creditors” filed with the Bankruptcy Court on August 29, 2012, (iv) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (v) the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

7    GOVERNING LAW
THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.6 OF THE AGREEMENT.

8    COUNTERPARTS
This Amendment has been executed in two (2) original copies.
Notwithstanding the foregoing, this Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF, this Amendment was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:	/s/ Airbus S.A.S,
Title:	Senior Vice President Contracts

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Title:	Vice President

APPENDIX 1
SCHEDULE I

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
1	[****]	[****]	[****]
2	[****]	[****]	[****]
3	[****]	[****]	[****]
4	[****]	[****]	[****]
5	[****]	[****]	[****]
6	[****]	[****]	[****]
7	[****]	[****]	[****]
8	[****]	[****]	[****]
9	[****]	[****]	[****]
10	[****]	[****]	[****]
11	[****]	[****]	[****]
12	[****]	[****]	[****]
13	[****]	[****]	[****]
14	[****]	[****]	[****]
15	[****]	[****]	[****]
16	[****]	[****]	[****]
17	[****]	[****]	[****]
18	[****]	[****]	[****]
19	[****]	[****]	[****]
20	[****]	[****]	[****]
21	[****]	[****]	[****]
22	[****]	[****]	[****]
23	[****]	[****]	[****]
24	[****]	[****]	[****]
25	[****]	[****]	[****]
26	[****]	[****]	[****]
27	[****]	[****]	[****]
28	[****]	[****]	[****]
29	[****]	[****]	[****]
30	[****]	[****]	[****]
31	[****]	[****]	[****]
32	[****]	[****]	[****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Apx. 1 - Page 1

APPENDIX 1

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
33	[****]	[****]	[****]
34	[****]	[****]	[****]
35	[****]	[****]	[****]
36	[****]	[****]	[****]
37	[****]	[****]	[****]
38	[****]	[****]	[****]
39	[****]	[****]	[****]
40	[****]	[****]	[****]
41	[****]	[****]	[****]
42	[****]	[****]	[****]
43	[****]	[****]	[****]
44	[****]	[****]	[****]
45	[****]	[****]	[****]
46	[****]	[****]	[****]
47	[****]	[****]	[****]
48	[****]	[****]	[****]
49	[****]	[****]	[****]
50	[****]	[****]	[****]
51	[****]	[****]	[****]
52	[****]	[****]	[****]
53	[****]	[****]	[****]
54	[****]	[****]	[****]
55	[****]	[****]	[****]
56	[****]	[****]	[****]
57	[****]	[****]	[****]
58	[****]	[****]	[****]
59	[****]	[****]	[****]
60	[****]	[****]	[****]
61	[****]	[****]	[****]
62	[****]	[****]	[****]
63	[****]	[****]	[****]
64	[****]	[****]	[****]
65	[****]	[****]	[****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Apx. 1 - Page 2

APPENDIX 1

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
66	[****]	[****]	[****]
67	[****]	[****]	[****]
68	[****]	[****]	[****]
69	[****]	[****]	[****]
70	[****]	[****]	[****]
71	[****]	[****]	[****]
72	[****]	[****]	[****]
73	[****]	[****]	[****]
74	[****]	[****]	[****]
75	[****]	[****]	[****]
76	[****]	[****]	[****]
77	[****]	[****]	[****]
78	[****]	[****]	[****]
79	[****]	[****]	[****]
80	[****]	[****]	[****]
81	[****]	[****]	[****]
82	[****]	[****]	[****]
83	[****]	[****]	[****]
84	[****]	[****]	[****]
85	[****]	[****]	[****]
86	[****]	[****]	[****]
87	[****]	[****]	[****]
88	[****]	[****]	[****]
89	[****]	[****]	[****]
90	[****]	[****]	[****]
91	[****]	[****]	[****]
92	[****]	[****]	[****]
93	[****]	[****]	[****]
94	[****]	[****]	[****]
95	[****]	[****]	[****]
96	[****]	[****]	[****]
97	[****]	[****]	[****]
98	[****]	[****]	[****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Apx. 1 - Page 3

APPENDIX 1

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
99	[****]	[****]	[****]
100	[****]	[****]	[****]
101	[****]	[****]	[****]
102	[****]	[****]	[****]
103	[****]	[****]	[****]
104	[****]	[****]	[****]
105	[****]	[****]	[****]
106	[****]	[****]	[****]
107	[****]	[****]	[****]
108	[****]	[****]	[****]
109	[****]	[****]	[****]
110	[****]	[****]	[****]
111	[****]	[****]	[****]
112	[****]	[****]	[****]
113	[****]	[****]	[****]
114	[****]	[****]	[****]
115	[****]	[****]	[****]
116	[****]	[****]	[****]
117	[****]	[****]	[****]
118	[****]	[****]	[****]
119	[****]	[****]	[****]
120	[****]	[****]	[****]
121	[****]	[****]	[****]
122	[****]	[****]	[****]
123	[****]	[****]	[****]
124	[****]	[****]	[****]
125	[****]	[****]	[****]
126	[****]	[****]	[****]
127	[****]	[****]	[****]
128	[****]	[****]	[****]
129	[****]	[****]	[****]
130	[****]	[****]	[****]
131	[****]	[****]	[****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Apx. 1 - Page 4

APPENDIX 1

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
132	[****]	[****]	[****]
133	[****]	[****]	[****]
134	[****]	[****]	[****]
135	[****]	[****]	[****]
136	[****]	[****]	[****]
137	[****]	[****]	[****]
138	[****]	[****]	[****]
139	[****]	[****]	[****]
140	[****]	[****]	[****]
141	[****]	[****]	[****]
142	[****]	[****]	[****]
143	[****]	[****]	[****]
144	[****]	[****]	[****]
145	[****]	[****]	[****]
146	[****]	[****]	[****]
147	[****]	[****]	[****]
148	[****]	[****]	[****]
149	[****]	[****]	[****]
150	[****]	[****]	[****]
151	[****]	[****]	[****]
152	[****]	[****]	[****]
153	[****]	[****]	[****]
154	[****]	[****]	[****]
155	[****]	[****]	[****]
156	[****]	[****]	[****]
157	[****]	[****]	[****]
158	[****]	[****]	[****]
159	[****]	[****]	[****]
160	[****]	[****]	[****]
161	[****]	[****]	[****]
162	[****]	[****]	[****]
163	[****]	[****]	[****]
164	[****]	[****]	[****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Apx. 1 - Page 5

APPENDIX 1

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
165	[****]	[****]	[****]
166	[****]	[****]	[****]
167	[****]	[****]	[****]
168	[****]	[****]	[****]
169	[****]	[****]	[****]
170	[****]	[****]	[****]
171	[****]	[****]	[****]
172	[****]	[****]	[****]
173	[****]	[****]	[****]
174	[****]	[****]	[****]
175	[****]	[****]	[****]
176	[****]	[****]	[****]
177	[****]	[****]	[****]
178	[****]	[****]	[****]
179	[****]	[****]	[****]
180	[****]	[****]	[****]
181	[****]	[****]	[****]
182	[****]	[****]	[****]
183	[****]	[****]	[****]
184	[****]	[****]	[****]
185	[****]	[****]	[****]
186	[****]	[****]	[****]
187	[****]	[****]	[****]
188	[****]	[****]	[****]
189	[****]	[****]	[****]
190	[****]	[****]	[****]
191	[****]	[****]	[****]
192	[****]	[****]	[****]
193	[****]	[****]	[****]
194	[****]	[****]	[****]
195	[****]	[****]	[****]
196	[****]	[****]	[****]
197	[****]	[****]	[****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Apx. 1 - Page 6

APPENDIX 1

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
198	[****]	[****]	[****]
199	[****]	[****]	[****]
200	[****]	[****]	[****]
201	[****]	[****]	[****]
202	[****]	[****]	[****]
203	[****]	[****]	[****]
204	[****]	[****]	[****]
205	[****]	[****]	[****]
206	[****]	[****]	[****]
207	[****]	[****]	[****]
208	[****]	[****]	[****]
209	[****]	[****]	[****]
210	[****]	[****]	[****]
211	[****]	[****]	[****]
212	[****]	[****]	[****]
213	[****]	[****]	[****]
214	[****]	[****]	[****]
215	[****]	[****]	[****]
216	[****]	[****]	[****]
217	[****]	[****]	[****]
218	[****]	[****]	[****]
219	[****]	[****]	[****]
220	[****]	[****]	[****]
221	[****]	[****]	[****]
222	[****]	[****]	[****]
223	[****]	[****]	[****]
224	[****]	[****]	[****]
225	[****]	[****]	[****]
226	[****]	[****]	[****]
227	[****]	[****]	[****]
228	[****]	[****]	[****]
229	[****]	[****]	[****]
230	[****]	[****]	[****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Apx. 1 - Page 7

APPENDIX 1

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
231	[****]	[****]	[****]
232	[****]	[****]	[****]
233	[****]	[****]	[****]
234	[****]	[****]	[****]
235	[****]	[****]	[****]
236	[****]	[****]	[****]
237	[****]	[****]	[****]
238	[****]	[****]	[****]
239	[****]	[****]	[****]
240	[****]	[****]	[****]
241	[****]	[****]	[****]
242	[****]	[****]	[****]
243	[****]	[****]	[****]
244	[****]	[****]	[****]
245	[****]	[****]	[****]
246	[****]	[****]	[****]
247	[****]	[****]	[****]
248	[****]	[****]	[****]
249	[****]	[****]	[****]
250	[****]	[****]	[****]
251	[****]	[****]	[****]
252	[****]	[****]	[****]
253	[****]	[****]	[****]
254	[****]	[****]	[****]
255	[****]	[****]	[****]
256	[****]	[****]	[****]
257	[****]	[****]	[****]
258	[****]	[****]	[****]
259	[****]	[****]	[****]
260	[****]	[****]	[****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Apx. 1 - Page 8

LETTER AGREEMENT NO. 1
TO
AMENDMENT NO. 1
As of January 11, 2013
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: MISCELLANEOUS
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into Amendment No. 1 (the “Amendment”) of even date herewith to the Airbus A320 Family Aircraft Purchase Agreement made July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft subject to the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    [****]
[****] in respect of each Aircraft type set forth below that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the [****]
    (i)    [****]

    (ii)    [****]

    (iii)    [****]
The [****] are quoted at delivery conditions prevailing in [****] and will be adjusted in accordance with the Seller Price Revision Formula [****] in accordance with Paragraph 7 of Letter Agreement No. 2 to the Agreement.
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
LA 1 - 1

The [****] will be [****] each A319 Aircraft, A320 Aircraft or A321 Aircraft, as applicable, that is sold by the Seller and purchased by the Buyer. The [****] will be [****] Unless the Buyer gives the Seller notice to the contrary at least [****] of an Aircraft, the A319 [****] will be [****] and A320 [****] will be [****] and the A321 [****] will be [****]

2    [****]
If the Buyer wishes to [****]
    (i)    [****]

    (a)    [****]

    (b)    [****]

    (c)    [****]

    (ii)    [****]

    (a)    [****]

    (b)    [****]

    (c)    [****]

    (iii)    [****]

    (a)    [****]

    (b)    [****]

    (c)    [****]

3    [****]

3.1    The first paragraph of Paragraph 3.4 of Letter Agreement No. 5 to the Agreement is renumbered to read 3.4.1.

3.2    Paragraph 3.4.1(i) of Letter Agreement No. 5 to the Agreement is deleted in its entirety and replaced by the following quoted text:
QUOTE
    (i)    [****]
UNQUOTE
3.3    A new Paragraph 3.4.2 is added to Letter Agreement No. 5 to the Agreement as set forth in the following quoted text:
QUOTE
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
LA 1 - 2

3.4.2    [****]

    (i)    [****]

    (ii)    [****]

        [****]
UNQUOTE

4    [****]
Paragraphs 7.3.1 and 7.3.2 of Letter Agreement No. 2 to the Agreement are deleted in their entirety and replaced by the following quoted text:
QUOTE

7.3.1    For each Aircraft that is sold by the Seller and purchased by the Buyer and delivered to the Buyer on or before [****]

    (i)    [****]

    (ii)    [****]

    (iii)    [****]

    (iv)    [****]

    7.3.2    For each Aircraft that is sold by the Seller and purchased by the Buyer and delivered to the Buyer [****]

    (i)    [****]

    (a)    [****]

    (b)    [****]

    (c)    [****]

    (d)    [****]

    (ii)    [****]

    (a)    [****]

    (b)    [****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
LA 1 - 3

    (c)    [****]
UNQUOTE

5    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

6    CHAPTER 11 CASES
The Seller acknowledges that the Buyer is a debtor in possession under the Bankruptcy Code in the Chapter 11 Cases pending in the Bankruptcy Court. The Buyer, and certain of its debtor affiliates, commenced the Chapter 11 Cases on the Commencement Date.
The Seller agrees that notwithstanding the date this Letter Agreement is executed, this Letter Agreement does not constitute an assumption of the Agreement or entry into a new postpetition agreement unless and until the Bankruptcy Court enters an Assumption Order. Accordingly, notwithstanding anything to the contrary set forth in this Letter Agreement, the parties agree that the Agreement (as amended hereby) will only be deemed assumed, pursuant to section 365 of the Bankruptcy Code, on the Assumption Date.

7    EFFECTIVENESS
Except for the provisions of Clauses 6, 7, 8 and 9 of this Letter Agreement that are effective, binding, and enforceable upon execution by the parties of this Letter Agreement, all rights, obligations, and agreements of the parties set forth herein will become effective, binding, and enforceable on the Assumption Date.

8    CONFIDENTIALITY
Each of the Seller and the Buyer agree not to disclose the terms and conditions of this Letter Agreement to any person without the prior written consent of the other party. Notwithstanding the foregoing, each of the Seller and the Buyer agrees that such terms and conditions may be disclosed without such prior written consent to (i) the Official Committee of Unsecured Creditors (excluding Boeing Capital Corporation) and/or its professional advisors retained in the Chapter 11 Cases in accordance with the terms of the Stipulated Protective Order Pursuant to Sections 105(a) and 107(b) of the Bankruptcy Code and Bankruptcy Rule 9018 Establishing Procedures for the Protection of Confidential Information Provided by the Debtors to the Official Committee of Unsecured Creditors entered by the Bankruptcy Court on January 27, 2012 [Docket No. 891], (ii) the Bankruptcy Court, (iii) counsel and advisors for the Ad Hoc Group of AMR Corporation Creditors identified in that certain “Motion for Approval of ‘Fee Letter’ to Pay Certain Work Fees and Expenses of Professionals Employed by the Ad Hoc Group of AMR Corporation Creditors” filed with the Bankruptcy Court on August 29, 2012, (iv) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (v) the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
LA 1 - 4

9    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.
LA 1 - 5

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Airbus S.A.S
Its:	Senior Vice President Contracts

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	Vice President

LETTER AGREEMENT NO. 2

TO
AMENDMENT NO. 1
As of January 11, 2013
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: LEASING MATTERS
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into Amendment No. 1 (the “Amendment”) of even date herewith to the Airbus A320 Family Aircraft Purchase Agreement made July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 to the Amendment (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft subject to the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    DEFINITIONS
Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in Letter Agreement No. 1 to the Agreement or, if not defined therein, in any applicable Lease entered into by the Buyer.

2    [****]

2.1    [****]
[****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
LA 2 - 1

Column A – Aircraft	Column B – [****]	Column C – [****]
[****]

[****]	[****]	[****]

2.2    Adjustment
[****]
[****]
    (i)    [****]

    (ii)    [****]

    (iii)    [****]

    (iv)    [****]

2.3    [****]
[****]

3    PAYMENTS
All payments of [****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
LA 2 - 2

4    SETOFF PAYMENTS
The first paragraph of Clause 5.7 of the Agreement is deleted in its entirety and replaced with the following quoted text:
[****]
QUOTE
Notwithstanding anything to the contrary contained herein, the Seller may, upon thirty (30) days prior written notice to the Buyer, set-off any undisputed, matured obligation owed by the Buyer or any of its Affiliates to the Seller or its Affiliates, if with respect to the payment of any single amount then due, such amount exceeds US$[****] (US dollars –[****]) or with respect to the payment of all amounts then due, such amounts exceed US$[****] (US dollars –[****]) in the aggregate, against any undisputed, matured obligation owed by the Seller or any of its Affiliates to the Buyer or any of its Affiliates, regardless of the place of payment or currency; provided, however, that the Seller will not be entitled to set-off any amounts owed by the Buyer against any payments of Rent Subsidy owed by the Seller.
UNQUOTE

5    LIMITATIONS [****]
[****]

6    [****]
[****]

7    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

8    CHAPTER 11 CASES
The Seller acknowledges that the Buyer is a debtor in possession under the Bankruptcy Code in the Chapter 11 Cases pending in the Bankruptcy Court. The Buyer, and certain of its debtor affiliates, commenced the Chapter 11 Cases on the Commencement Date.
The Seller agrees that notwithstanding the date this Letter Agreement is executed, this Letter Agreement does not constitute an assumption of the Agreement or entry into a new postpetition agreement unless and until the Bankruptcy Court enters an Assumption Order. Accordingly, notwithstanding anything to the contrary set forth in this Letter Agreement, the parties agree that the Agreement (as amended hereby) will only be deemed assumed, pursuant to section 365 of the Bankruptcy Code, on the Assumption Date.

9    EFFECTIVENESS
Except for the provisions of Clauses 7, 8, 9 and 10 of this Letter Agreement that are effective, binding, and enforceable upon execution by the parties of this Letter Agreement, all rights, obligations, and agreements of the parties set forth herein will become effective, binding, and enforceable on the Assumption Date.
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
LA 2 - 3

10    CONFIDENTIALITY
Each of the Seller and the Buyer agree not to disclose the terms and conditions of this Letter Agreement to any person without the prior written consent of the other party. Notwithstanding the foregoing, each of the Seller and the Buyer agrees that such terms and conditions may be disclosed without such prior written consent to (i) the Official Committee of Unsecured Creditors (excluding Boeing Capital Corporation) and/or its professional advisors retained in the Chapter 11 Cases in accordance with the terms of the Stipulated Protective Order Pursuant to Sections 105(a) and 107(b) of the Bankruptcy Code and Bankruptcy Rule 9018 Establishing Procedures for the Protection of Confidential Information Provided by the Debtors to the Official Committee of Unsecured Creditors entered by the Bankruptcy Court on January 27, 2012 [Docket No. 891], (ii) the Bankruptcy Court, (iii) counsel and advisors for the Ad Hoc Group of AMR Corporation Creditors identified in that certain “Motion for Approval of ‘Fee Letter’ to Pay Certain Work Fees and Expenses of Professionals Employed by the Ad Hoc Group of AMR Corporation Creditors” filed with the Bankruptcy Court on August 29, 2012, (iv) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (v) the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

11    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.
LA 2 - 4

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Airbus S.A.S
Its:	Senior Vice President Contracts

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	Vice President

EXHIBIT A
ADJUSTMENT FORMULA
1.1    [****] Price
The [****] as quoted in Paragraph 2.1 of Letter Agreement No. 2 to Amendment No. 1 to the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.
1.2    [****] Period
The [****] has been established in accordance with the average economic conditions prevailing in [****] and corresponding to a base amount stated in [****] delivery conditions as defined by the ECIb and ICb index values indicated hereafter.
1.3    Indexes
Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” (hereinafter referred to as “ECI336411W”), quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).
The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two (2) preceding months.
Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.
Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).
Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.
1.4    Revision Formula
[****]
[****]
[****]
[****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Exh A - 1

[****]
[****]
[****]
[****]
1.5    General Roundings
1.5.1    Roundings
The Labor Index average and the Material Index average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.
Each quotient, ECIn/ECIb and ICn/ICb, will be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.
The final factor will be rounded to the nearest ten-thousandth (4 decimals).
The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).
1.5.2    Substitution of Indexes
If:
    (i)    the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in this Adjustment Formula, or
    (ii)    the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or
    (iii)    the data samples used to calculate such Labor Index or such Material Index are substantially changed;
the Seller will select a substitute index for inclusion in this Adjustment Formula (the “Substitute Index”), [****]
As a result of the selection of the Substitute Index, the Seller will make an appropriate adjustment to this Adjustment Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Exh A - 2

1.5.3    Final Index Values
The Index values as defined in Paragraph 1.4 above will be considered final and no further adjustment to the [****] as revised at January of the year of Delivery of the relevant Leased Aircraft will be made after Aircraft delivery for any subsequent changes in the published Index values.
1.5.4    Limitation
Should the sum of [****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Exh A - 3

EXHIBIT B
[****]
[****] = [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Exh B - 1